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                                                                    EXHIBIT 99.3

                   CHARLES SCHWAB                   U.S.TRUST

                         Continued Leadership in Serving
                                   Customers:
                       Growing With the Affluent Investor

                                January 13, 2000

                                  Introduction

- Announcing the combination of two premier firms in financial services - The Charles Schwab Corporation and U.S. Trust Corporation.

- This transaction advances our new model of full-service investing and creates compelling benefits for today's affluent and emerging affluent investors.

- We're creating a new platform for continuing our growth and profitability in a rapidly changing marketplace.



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In addition to historical information, this presentation contains forward-looking statements that reflect management's goals, objectives and expectations as of the date hereof. These statements relate to, among other things, U.S. investor demographics, benefits to be realized from the transaction and the pro forma financial impact of the transaction. Achievement of the expressed goals, expectations and objectives is subject to certain risks and uncertainties that could cause actual results to differ materially from those goals, objectives or expectations.

Important factors that may cause such differences include, but are not limited to: economic disruptions; a severe downturn in the securities markets; changes in the growth rate of U.S. household assets; outcomes significantly different than assumptions concerning the feasibility, magnitude or timing of expected benefits; intensified competition in the wealth management arena; and changes in the legal and regulatory environment. Additional discussions of the risks faced by Schwab and U.S. Trust are contained in their Annual Reports and Quarterly Reports on Form 10-Q.


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                   CHARLES SCHWAB                   U.S.TRUST

                         Continued Leadership in Serving
                                   Customers:
                       Growing With the Affluent Investor

                                January 13, 2000



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                               Transaction Summary

- Structured as a non-taxable stock for stock exchange with pooling of interests accounting:

        -       $129 per share based on January 12 Schwab closing price.
                -  3.4 shares of Schwab stock for each share of U.S. Trust.

        -       19.9% option granted to Schwab.

        -       Retention program for U.S. Trust employees.

-       Targeted to close by July 2000.

-       Accretive to earnings before synergies.

-       Increases Schwab's customer assets by 10%.

-       Will apply for Financial Holding Company status.


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                               Two Shared Visions:

                                 CHARLES SCHWAB

        To provide customers with the most useful and ethical financial services in the world.

                                   U.S.TRUST

        To provide professional expertise in wealth management and build lasting relationships based on performance, quality and integrity.


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                                 The Opportunity

- The affluent market is the growth engine of investable assets in the U.S.

        $15 trillion U.S. investable assets

                     70% + among households with >$500,000


-       All high net worth categories are growing rapidly.

        Net Worth            U.S. Households       5-Year Growth
        (millions)             (thousands)            Rate (%)
        ----------           ---------------       -------------
            > $5                    300                 25
         $1 - $5                  6,100                 40
        $.5 - $1                  9,500                 20

                                                               Source: PSI 1997


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                                 The Opportunity

- Today's affluent ($2-10 million net worth) and emerging affluent ($0.5-2 million) retail investors face a number of service compromises...

        - An opportunity to create a comprehensive, integrated, value-priced wealth management offer for these investors.

                ... and the super-affluent ($10 million and up) lack multi-channel access.


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                                 The Opportunity

- Independent investment advisors and their clients face the same compromises.

        - An opportunity to create a comprehensive, integrated suite of services -
                               Trust and Estate

                               Private Banking

                               Specialized Products

                for investment advisors competing with national brokerage and advisory firms.


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                                THE OPPORTUNITY

-    Affluent investors need a full array of wealth management services.
                        ----

                                Estate
                                Planning

Financial                                                      Banking
Planning                                                       Services

                                 Seamless
Trust Creation                  Integration                    Tax Planning
     and                            for
 Management                     Customers

               Investment                     Self-Directed
               Management                       Investing


-    They want value, transparency, no-conflict help and control.
          ----

10



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                          U.S. Trust - Key Capabilities

- Providing a full range of wealth management services to affluent individuals and their families.

         PRIVATE BANKING                         FIDUCIARY SERVICES
         TAX PLANNING/PREPARATION                FINANCIAL PLANNING
         ESTATE PLANNING                         INVESTMENT CONSULTING
         INVESTMENT MANAGEMENT                   EQUITY RESEARCH

-       Relationships are sustained across generations.

- Primary target market is the 1.5 million U.S. households with at least $2 million in investable assets.



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                           U.S. TRUST - DISTRIBUTION

===============================================================================

- With 24 offices across the U.S., U.S. Trust is the only firm dedicated to wealth management that has developed a national presence.

   -  14 of those offices opened over the past five years.

   -  Currently reaches most of the nation's largest affluent markets:

                                                      Essex
                                                      West Hartford
                                                      Stamford
   Portland                                           Greenwich
                          [MAP OF U.S.]               Garden City
                                                      New York
   Larkspur                                           Morristown
   San Francisco                                      Philadelphia
                                                      Princeton
                                                      Washington
   Los Angeles                 Raleigh                Palm Beach
   Costa Mesa                  Charlotte              Boca Raton
                               Greensboro             Naples
                               Dallas                 Vero Beach
                               Houston

12

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                           U.S. TRUST -- PERFORMANCE

================================================================================

-    A record of growth and profitability.

CUSTOMER ASSETS UNDER MANAGEMENT ($ in billions)

    [BAR GRAPH]

1996............ 38
1997............ 47
1998............ 61
1999............ 74
    CAGR = 25%


NET REVENUES ($ in millions)

    [BAR GRAPH]

1996............ 323
1997............ 373
1998............ 442
1999............ 541
    CAGR = 19%


EARNINGS PER SHARE ($)

    [BAR GRAPH]

1996............ 1.95
1997............ 2.39
1998............ 2.96
1999............ 3.72
    CAGR = 24%


AFTER-TAX PROFIT MARGIN (%)

    [BAR GRAPH]

1996............ 12.7
1997............ 13.7
1998............ 14.0
1999............ 14.3




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                            Schwab - Key Capabilities

- Growing customer assets by delivering innovation, technology-based solutions, superior service and value.


   ($ in billions)                  1996    1997   1998   1999*
                                    ----    ----   ----   -----
   Net New Assets                    $54     $69    $79    $107
        Growth Rate                  42%     27%    15%     35%

   Net Revenues Per
   Customer Asset $ (in bp)          85      76     66      67

* Estimated.



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                            Schwab - Key Capabilities

-      A leadership position across multiple businesses.

        - Fourth largest U.S. financial institution ranked by customer assets.
        -       6.5 million total active accounts.
        - The world's largest online broker - $350 billion* in online assets.
        -       The largest distributor of mutual funds -

                Mutual Fund Marketplace Assets      $176 billion

                SchwabFunds Assets                  $109

                Total Mutual Fund Assets            $285

- The largest provider of investment manager services - $215 billion* in SIM assets.

- Holds 10+% of assets belonging to investors with at least $1 million in investable assets.

        * Estimated



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                             SCHWAB -- PERFORMANCE

================================================================================

-    Another record of growth and profitability.

CUSTOMER ASSETS ($ in billions)

    [BAR GRAPH]

1996............ 253
1997............ 354
1998............ 491
1999(e)......... 725
    CAGR -- 41%


NET REVENUES ($ in billions)

    [BAR GRAPH]

1996............ 1.9
1997............ 2.3
1998............ 2.7
1999(e)......... 3.9
    CAGR -- 27%


EARNINGS PER SHARE ($)

    [BAR GRAPH]

1996............ 0.29
1997............ 0.33
1998............ 0.43
1999(e)......... 0.70
    CAGR -- 34%


AFTER-TAX PROFIT MARGIN (%)

    [BAR GRAPH]

1996............ 12.6
1997............ 11.8
1998............ 12.7
1999(e)......... 14.9




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                                  The Solution

- Success comes from U.S. Trust's ability to round out Schwab's offering...

                                                               Independent
                                   Schwab Retail           Investment Advisors

Successor & Corporate Trustee          [x]                          [x]

Specialized Products                   [x]                          [x]

Equity Research                        [x]                          [x]

                ...and Schwab's ability to propel U.S. Trust's growth via brand development, referrals and the application of technology.



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                                  The Solution

-       Take Schwab's core competencies ...

        -       Technology leadership and operations skills;
        -       Effective and efficient advertising/marketing;
        -       Integrated multiple distribution channels; and
        -       Strong market position with emerging and mid-affluent boomers.


-       ... combine them with U.S. Trust's strengths ...

        -       Superior wealth management capabilities and reputation;
        -       Investment track record;
        -       Proven team of professionals;
        -       Research, trust, and private banking products; and
        -       High-touch service model.



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                                  The Solution

-       ... and create a new model of wealth management for affluent households.

-       A unique, no-compromises capability, offering a combination of:

        Value
                   Choice
                                Service Excellence
                                                         Control

that is unmatched in the marketplace for Schwab's retail and investment advisor clients.



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                                  The Solution
================================================================================

- We're creating an organization that can break the compromises and deliver seamless full service for all investors.


                                Estate Planning

         Financial                                    Banking
         Planning                                     Services

                                    Seamless
Trust Creation                     Integration              Tax Planning
    and                               for
 Management                        Customers

            Investment                            Self-Directed
            Management                              Investing


U.S. TRUST                                                       Charles Schwab


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                        Pro Forma 1999 Financial Profile


                                  Schwab*      U.S. Trust     Combined
                                  -------      ----------     --------
   Net Revenues ($ Billions)       $3.9           $0.5           $4.5

   Net Income ($ Millions)        $585            $78            $663

   After-Tax Profit Margin (%)      15             14              15

   Trading Revenue as a %
   of Net Revenues                  60            N/A              53

* Estimated based on mid-point of pre-announced range.


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                               Targeted Synergies
==============================================================================

- High Net Worth private banking referral program.
- Electronic brokerage accounts and services for U.S. Trust.
- New for Schwab Retail:

           ----------------------------------
            Trust services                      INCREASED
                                                SHARE-OF-WALLET
            Private banking

            Research
                                                INCREASED CLIENT
            Specialized Products                ACQUISITION

            Wealth Management

            for "middle" affluent               DECREASED
                                                ATTRITION

- New for Schwab SIM:

            Top quality private label trust

            and private banking services,
                                                STRENGTHENED
            research and specialized products   IA RELATIONSHIPS
           -----------------------------------

- Order flow/mutual funds

             ------------------------------------------------------
              Incremental 2001 Revenue Impact: $80 to $100 million
             ------------------------------------------------------

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                           Pro Forma Financial Impact

-       We expect this transaction to be EPS and growth accretive.

        - EPS accretion of about 4% in 2000 before realization of any synergies.

        - Synergies expected to create incremental EPS accretion of 2-3% in 2001.

                                    2000(e)                 2001(e)
                                    -------                 -------
   Schwab EPS (Median IBES)          $0.83                  $1.00
   U.S. Trust EPS (Median IBES)      $4.15                  $4.88
   After-Tax Synergies               $0.01                  $0.02-$0.03
   Pro Forma EPS                     $0.87                  $1.06

Excludes expected acquisition related charges (fees and U.S. Trust employee retention program costs).


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                                 Implementation

- U.S. Trust will be a separate subsidiary of Schwab and retain its brand; headquarters to remain in New York.

- H. Marshall Schwarz will continue as Chairman and CEO of U.S. Trust, reporting to Schwab's President and Co-CEO. He and Jeffrey S. Maurer, President and COO, will join Schwab's Board.

- U.S. Trust executives Schwarz; Maurer; Maribeth S. Rahe, Vice Chairman; and Frederick B. Taylor, Vice Chairman and CIO; will join Schwab's Management Committee.



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                                 Implementation

- Effective cross-enterprise coordination, as always at Schwab, is a key to success.

        - Synergy Steering Committee will be led by John Coghlan, a Vice Chairman of Schwab.

-       Few organizational changes contemplated.

-       No immediate system/back office changes expected.

        -       Customer technology solutions will be an immediate focus.


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                                     Summary

- Two premier financial services brands are uniting to create a unique platform for serving evolving investor needs.

        - Consistency of vision and culture, including strong employee ownership, means the combined firm will stay values driven, customer focused and service oriented.

- We believe our success in building long-term relationships with affluent investors and investment advisors will reward our customers, our employees and our stockholders.



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                   CHARLES SCHWAB                   U.S.TRUST

                         Continued Leadership in Serving
                                   Customers:
                       Growing With the Affluent Investor

                                January 13, 2000